QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.8

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of NorthWestern Corporation (the "Company") on Form 10-K/A for the year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Merle D. Lewis, Chairman of the Board and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ MERLE D. LEWIS Chairman of the Board and Chief Executive Officer (Principal Executive Officer) September 20, 2002

QuickLinks

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002